Exhibit 10.6

NEITHER THIS NOTE, NOR ANY SECURITY ISSUABLE UPON CONVERSION HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
APPLICABLE STATE SECURITIES LAWS. NO INTEREST IN THIS NOTE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE ACT WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF ITS COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                                 MEDIABAY, INC.

                       CONVERTIBLE SENIOR PROMISSORY NOTE
                             DUE SEPTEMBER 30, 2002

$2,500,000                                                          May 14, 2001



     MEDIABAY, INC. (together with its successors, the "Company"), a Florida corporation, for value received, hereby promises to pay to Huntingdon Corporation or registered assigns (the "Holder"), the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) on September 30, 2002 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof from the date hereof to the Maturity Date at the rate of two percent (2.0%) per annum above the higher of (i) the rate of interest announced publicly by The Wall Street Journal as the "base rate on corporate loans posted by at least 75% of the nation's 30 largest banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release
H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent) or (ii) 1/2 of one percent (0.5%) per annum above the Federal Funds Rate (as the case may be, the "Prime Rate"), subject to the terms set forth herein and the Intercreditor Agreement (as hereinafter defined), in arrears, quarterly on March 31, June 30, September 30 and December 31 in each year, commencing on June 30, 2001, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue partial payment of principal and principal payable at the maturity hereof) and (to the extent permitted by applicable law) on any overdue installment of interest (the due date of such payments to be determined without giving effect to any grace period) at the rate of four percent (4.0%) per annum above the Prime Rate.

1. Interest and Payment

     1.1 Interest shall be computed on the basis of a 360 day year of twelve 30 day months for the actual time elapsed. Subject to the provisions of this
Section 1 and the terms of the Senior Credit Agreement, all interest payments to be paid in cash to Holder hereunder shall accrue until ten (10) days following the date that the Senior Debt (as hereinafter defined) has been paid in full.

     1.2 At the option of the Holder and subject to the terms of the Senior Credit Agreement, in lieu of paying a scheduled interest payment in cash, the Company shall pay such interest either (a) by the issuance to Holder of its convertible promissory note in the form of this Note (each such note defined herein as an "Interest Payment Note") in the principal amount of the scheduled interest payment due on such interest payment date upon the same terms and conditions of this Note or (b) in a number of whole shares of common stock, without par value ("Common Stock"), of the Company, equal to the quotient of dividing the amount of accrued and unpaid interest payable on such interest payment date by an amount equal to the then current Market Price "Market Price" shall be deemed to mean the average of the daily closing prices of a share of Common Stock for the 10 consecutive trading days immediately prior to the interest payment date. The closing price for each day shall be (a) the last reported sales price or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the Common stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on The Nasdaq Stock Market, Inc. ("Nasdaq"), (b) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on Nasdaq, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose, or (c) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on Nasdaq and the average price cannot be determined as contemplated by clause (b), the fair market value of the Common Stock as determined in good faith by resolution of the independent directors of the Company. For the purposes of the preceding sentence, the term "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market. No fractional shares of Common Stock will be issued to the Holder in lieu of cash interest. Instead of any fractional share which would otherwise be issuable in lieu of cash interest, the Company will calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Market Price at the close of business on the fifth business day immediately preceding such interest payment date. The Holder may exercise its option to cause the Company to either
(i) issue its Interest Payment Note in lieu of cash interest for the amount payable on the interest payment date or (ii) to issue shares of Common Stock, in lieu of cash interest payable on an interest payment date, by giving the Company written notice of either of its exercise of such option at least five business days prior to such interest payment date and the Company will deliver or cause its transfer agent to deliver, to the Holder or its designee on such interest payment date, either its Interest Payment Note in the amount of such interest payment or duly executed certificates for the number of whole shares of Common Stock so issuable to the Holder registered in the Holder's name or such other name or names and in such denominations as the Holder shall have designated in its notice of exercise, as the case may be, and, if applicable, a check payable to the Holder for any cash adjustment in lieu of a fractional share.

     1.3 Except as provided in Section 1.2 hereof, payments of principal, Change in Control Purchase Price (as hereinafter defined), if any, and accrued interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private Debts to the Holder hereof at its address shown in the register maintained by the Company for such purpose.

     1.4 (a) The Company shall pay all amounts payable with respect to this Note (without any presentment of this Note) by crediting, by federal funds bank wire transfer, the account of the Holder in any bank in the United States of America as may be designated in writing by the Holder or in such other manner or to such other address in the United States of America as may be designated in writing by the Holder (and as to which, absent subsequent notice from the Holder, the Company may conclusively rely). Annex 1 shall be deemed to constitute notice, direction or designation (as appropriate) by the payee of this Note to the Company with respect to payments to be made to such payee as above provided. In the absence of such written direction, all amounts payable with respect to this Note shall be paid by check mailed and addressed to the Holder at its address shown in the register maintained by the Company pursuant to Section 2.1.

     (b) All payments received on account of this Note shall be applied first to the payment of accrued and unpaid interest on this Note and then to the reduction of the unpaid principal amount of this Note. In case the entire principal amount of this Note is paid or this Note is purchased by the Company, this Note shall be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of the paid principal amount of any Note.

     1.5 (a) If any payment due on account of this Note shall fall due on a day other than a business day, then such payment shall be made on the first business day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following business day, such interest shall accrue and be payable to (but not including) the actual date of payment, and the amount of the next succeeding interest payment shall be adjusted accordingly.

     (b) Any payment to be made to the Holder on account of this Note shall be deemed to have been made on the business day such payment actually becomes available at such Holder's bank prior to the close of business of such bank, provided that interest for one day at the non-default interest rate of this Note shall be due on the amount of any such payment that actually becomes available to the Holder at the Holder's bank after 1:00 p.m. (local time of such bank).

     1.6 Subject to the terms of the Senior Credit Agreement (as defined herein), the Company may, upon at least three business days prior written notice to the Holder specifying the date of the prepayment (the "Prepayment Date") and the principal amount to be prepaid, prepay the unpaid principal balance of this
Note in whole at any time or in part from time to time, without penalty or premium, in multiples of $100,000 (or if the outstanding principal amount is less than $100,000 at such time, then such principal amount) together with interest on the principal amount being prepaid accrued to the designated Prepayment Date.

     1.7 In the event of a Change in Control, the Company will, within 15 business days after the occurrence of such event, give notice of such Change in Control to the Holder. Such notice shall contain an irrevocable offer to the Holder to repurchase this Note on a date (the "Change in Control Payment Date") that is not less than the later of (a) thirty (30) days and not more than ninety
(90) days after the date of such notice or (b) five (5) days after payment in full of the Debt outstanding under the Senior Credit Facility, at a purchase price equal to 100% of the aggregate principal amount thereof and all interest accrued and unpaid on such principal amount to the Change in Control Payment Date (the "Change in Control Purchase Price"). Each such notice shall: (i) be dated the date of the sending of such notice; (ii) be executed by an executive officer of the Company; (ii) specify, in reasonable detail, the nature and date of the Change in Control; (iv) specify the Change in Control Payment Date; (v) specify the principal amount of this Note outstanding; (vi) specify the interest that would be due on this Note, accrued to the Change in Control Payment Date; and (vii) specify that this Note shall be purchased at the Change in Control Purchase Price. The Holder shall have the option to accept or reject such offered payment. In order to accept such offered payment, the Holder shall cause a notice of such acceptance to be delivered to the Company at least five days prior to the Change in Control Payment Date. A failure to accept in writing such written offer of payment as provided in this Section 1.7, or a written rejection of such offered prepayment, shall be deemed to constitute a rejection of such offer. The offered payment shall be made at the Change in Control Purchase Price determined as of the Change in Control Payment Date.

     1.8 Upon any partial payment of the outstanding principal amount of this Note, the Holder shall mark this Note with a notation of the principal amount so paid and the date of such payment.

2. Registration; Exercise; Substitution

     2.1 The Company will keep at its principal executive office a register for the registration and transfer of this Note. The name and address of the Holder of this Note, each transfer hereof made in accordance with Section 2.2(a) and the name and address of each transferee of this Note shall be registered in such register. The person in whose name this Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary, other than in accordance with Section 2.2(a)

     2.2 (a) Upon surrender of this Note at the principal executive office of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder or the Holder's attorney duly authorized in writing, the Company will execute and deliver, at the Company's expense (except as provided in Section 2.2(c)), a new Note (or Notes) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Subject to Section 2.2(b), the new Note(s) shall be registered in such name(s) as the Holder may request. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note, if no interest shall have been paid thereon. Each such new Note shall carry the same rights to unpaid interest and interest to accrue on the unpaid principal amount thereof as were carried by the Note so exchanged or transferred.

     (b) This Note has been acquired for investment and has not been registered under the securities laws of the United States of America or any state thereof. Accordingly, notwithstanding Section 2.2(a), neither this Note nor any interest thereon may be offered for sale, sold or transferred in the absence of registration and qualification of this Note under applicable federal and state securities laws or an opinion of counsel of the Holder reasonably satisfactory to the Company that such registration and qualification are not required. This Note shall not be transferred in denominations of less than $100,000 and integral multiples thereof, provided that the Holder may transfer this Note as an entirety regardless of the principal amount thereof.

     (c) The Company may require payment of a sum sufficient to cover any stamp tax or governmental change imposed in respect of any such transfer of this Note.

     2.3 Upon receipt by the Company from the Holder of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (which evidence shall be, if the Holder is the payee or an institutional investor, notice from the payee or such institutional investor of such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company; provided, however, that if the Holder is the payee or an institutional investor, the unsecured agreement of indemnity of the payee or such institutional investor shall be deemed to be satisfactory; or (b) in the case of mutilation, upon surrender and cancellation thereof; the Company at its own expense will execute and deliver, in lieu thereof, a replacement Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note, if no interest shall have been paid thereon.

     2.4 The Company will pay taxes (if any) due (but not, in any event, income taxes of the Holder) in connection with and as the result of the initial issuance of this Note and in connection with any modification, waiver or amendment of this Note and shall save the Holder harmless, without limitation as to time, against any and all liabilities with respect to all such taxes.

3. Senior Credit Agreement and Intercreditor Agreement

     The repayment of this Note shall be subject to the terms and conditions of the Senior Credit Agreement and the rights and priority with respect to any collateral security for the indebtedness under this Note shall be subject to the terms and conditions of the Intercreditor Agreement (the "Intercreditor Agreement") dated the date hereof by and among Holder, the Company and Senior Lender Agent (as defined therein).

4. Conversion

     4.1 The Holder may convert the outstanding principal amount of this Note, and accrued and unpaid interest thereon (or a portion of such outstanding principal amount as provided in Section 4.3) into fully paid and nonassessable shares of Common Stock of the Company ("Conversion Shares") at any time prior to the time the outstanding principal amount of this Note, and accrued and unpaid interest thereon is paid in full, at the Conversion Price then in effect, except that if this Note is to be prepaid in full or repurchased pursuant to the provisions hereof, such conversion right shall terminate at the close of business on the Prepayment Date or the Change in Control Purchase Date, as the case may be. The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the principal amount (and accrued and unpaid interest, if any) to be converted by the conversion price in effect on the Conversion Date (the "Conversion Price"). The initial Conversion Price is $.56 and is subject to adjustment as provided in this
Section 4.

     The provisions of this Note that apply to conversion of the outstanding principal amount of this Note and accrued and unpaid interest thereon also apply to a partial conversion of this Note. The Holder is not entitled to any rights of a holder of Conversion Shares until the Holder has converted this Note (or a portion thereof) into Conversion Shares, and only to the extent that this Note is deemed to have been converted into Conversion Shares under this Section 4.

     4.2 To convert all or a portion of this Note, the Holder must (a) complete and sign a notice of election to convert substantially in the form annexed hereto (each, a "Conversion Notice"), (b) surrender the Note to the Company, (c) furnish appropriate endorsements or transfer documents if required by the Company and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of such requirements is the conversion date (the "Conversion Date"). As soon as practicable, and in any event within three (3) business days, after the Conversion Date, the Company will deliver, or cause to be delivered, to the Holder a certificate for the number of whole Conversion Shares issuable upon such conversion and a check for any fractional Conversion Share determined pursuant to Section 4.4 and for interest on this Note accrued and unpaid through the Conversion Date (unless such interest has also been converted as permitted by this Section 4). The person in whose name the certificate for Conversion Shares is to be registered shall become the shareholder of record on the Conversion Date and, as of the Conversion Date, the rights of the Holder shall cease as to the portion thereof so converted; provided, however, that no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive the Conversion Shares upon such conversion as the shareholder of record of such Conversion Shares on such date, but such surrender shall be effective to constitute the person entitled to receive such Conversion Shares as the shareholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further that such conversion shall be at the Conversion Price in effect on the date that this Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

     4.3 In the case of a partial conversion of this Note, upon such conversion, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Note in an aggregate principal amount equal to the unconverted portion of the principal amount. This Note may be converted in part in a principal amount equal $100,000 or an integral multiple thereof, unless the outstanding principal amount of this Note is less than $100,000, in which case, only such outstanding principal amount and accrued and unpaid interest thereon is convertible into Conversion Shares.

     4.4 No fractional Conversion Shares shall be issued upon conversion of this Note. Instead of any fractional Conversion Share which would otherwise be issuable upon conversion of this Note, the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Conversion Price at the close of business on the Conversion Date.

     4.5 The issuance of certificates for Conversion Shares upon the conversion of any security shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that in the event that certificates for Conversion Shares are to be issued in a name or names other than the name of the Holder, such Note, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the Holder or his duly authorized attorney; and provided further, moreover, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name or names other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

     4.6 (a) In case the Company shall at any time after the date hereof issue, grant or sell any Additional Stock (as hereinafter defined) for a consideration, exercise or conversion price per share less than the Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, or without consideration, then forthwith upon such issuance or sale, the Conversion Price shall (upon such issuance or sale) be reduced to a price determined by dividing
(i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Conversion Price then in effect, plus (b) the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Conversion Price be adjusted pursuant to this computation to an amount in excess of the Conversion Price in effect immediately prior to such computation, except as provided in 4.6(d) hereof. "Additional Stock" shall mean Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, including shares held in the Company's treasury, and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, other than:

          (A) This Note.

          (B) Common Stock issued or issuable upon conversion of this Note.

          (C) Common Stock issued or issuable upon the conversion or exercise of options, warrants, rights and other securities or debt convertible into or exercisable or exchangeable for Common Stock outstanding on the date hereof or issued on date hereof;

          (D) Common Stock or options, warrants, stock appreciation rights or other rights available for future grant under the Company's stock option plan or any future stock option or incentive plan approved by the Company's shareholders;

          (E) Common Stock issuable upon exercise of options, warrants, stock appreciation rights or other rights outstanding or available for future grant under the Company's stock option plans or stock incentive plan or any future stock option or incentive plan approved by the Company's shareholders;

          (F) Common Stock or options, warrants, rights or other securities or debt convertible into, or exercisable or exchangeable for, Common Stock (or shares of Common Stock issuable upon the conversion or exercise thereof) in connection with future acquisitions.

          (G) Common Stock, or options, warrants, rights or other securities or debt convertible into or exercisable for shares of Common Stock (or shares of Common Stock issuable upon conversion or exercise thereof) issued as a result of anti-dilution adjustments to any options, warrants, debt or other securities issued or outstanding on the date hereof; and

          (H) Common Stock or options, warrants, rights or other securities or debt convertible into, or exercisable (or shares of Common Stock issuable upon conversion or exercise thereof) which are issued pursuant to a Financing Transaction. The term "Financing Transaction" shall mean any transaction consummated by the Company the primary purpose of which is to raise capital for the Company.

     (b) For the  purpose  of any  computation  to be  made in  accordance  with
Section 4.6(a), the following provisions shall apply:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In the case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

          (iii) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common

     Stock shall be determined as provided in Section 4.6(b)(ii).

          (iv) In the case of the issuance of options, rights, or warrants to purchase or subscribe for shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock, or options, rights or warrants to purchase or subscribe for any such convertible or exchangeable securities, the following provisions shall apply:

               (A) The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and shall be deemed to be issued for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance plus the consideration, if any, received by the Company in connection with sale or issuance of such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise of rights shall not have expired or terminated unexercised.

               (B) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and shall be deemed to be issued for a consideration equal to the consideration received by the Company in connection with the sale of such securities plus the consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection (B) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

               (C) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in Section 4.6(b)(iv)(A), or in the price per share at which the securities referred to in Section 4.6(b)(iv)(B) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

               (D) Except as otherwise provided in this Section 4.6(b), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon exercise of options, rights or warrants or upon the actual issuance of such Common Stock upon conversion or exchange of any convertible or exchangeable securities.

     (c) In case the Company shall pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and the denominator shall be the sum of the numerator and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination. For the purposes of this Section 4.6(c), the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (d) In the event that the Company shall at any time prior to the conversion in full of the Note declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its holders of Common Stock any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the Note to the extent of the unconverted portion thereof shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the conversion thereof, to receive, upon conversion of such unconverted portion of the Note, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection.

     (e) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (f) In case the Company shall fail to take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of Common Stock, then such record date shall be deemed to be the date of the issue of the shares of Common Stock deemed to have been issued as a result of the declaration of such dividend or other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.7 No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in the Conversion Price; provided, however, that any adjustments which by reason of this Section 4.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     4.8 Notice of Certain Events.

     (a) In the event that: (i) the Company takes any action which would require an adjustment in the Conversion Price; (ii) the Company takes any action described in Section 4.9(a), (b) or (c); or (iii) there is a dissolution or liquidation of the Company; the Holder may wish to convert this Note into shares of Conversion Shares prior to the record date for or the effective date of the transaction so that such Holder may receive the securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Company shall give notice to the Holder in accordance with the provisions of this Section 4.8 stating the proposed record or effective date, as the case may be, which notice shall be given prior to the proposed record or effective date and, in any case, no later than notice of such transaction is given to holders of Common Stock. Failure to give such notice or any defect therein shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this Section.

     (b) Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a statement, signed by its chief financial officer, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the Conversion of the portion of this Note specified in such request.

     4.9 If any of the following shall occur, namely:

          (a) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (b) any consolidation or merger to which the Company is a party, other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or

          (c) any sale or conveyance of all or substantially all of the property or business of the Company and its subsidiaries as an entirety;

then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Holder, an agreement in form satisfactory to the Holder providing that the Holder shall have the right to convert this Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of this Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such agreement shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 4. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such agreement shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 4.9 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

          4.10 The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, the full number of Conversion Shares then issuable upon the conversion in full of this Note.

          4.11 If the Company or an affiliate of the Company shall at any time after the date hereof and prior to the conversion of the Note in full issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Holder of the unconverted portion of the Note shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the Conversion thereof, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

5. Affirmative Covenants

     The Company covenants that on and after the Issue Date and so long as any portion of the Note shall be outstanding:

     5.1 The Company will, and will cause each of its Subsidiaries to, pay before they become delinquent: (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, landlords and other like persons that, if unpaid, might by law become a Lien upon its property; provided, that items of the foregoing description need not be paid so long as such items are being contested in good faith and by appropriate proceedings and as to which appropriate reserves in accordance with GAAP have been established and maintained with respect thereto, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable, unless such Lien is effectively stayed or fully bonded pending the disposition of such proceedings.

     5.2 The Company will, and will cause each of its subsidiaries to:

          (a) maintain its property that is reasonably necessary in the conduct of its business as it is currently being conducted in good working order and condition, ordinary wear and tear, obsolescence and insured casualty losses excepted;

          (b) maintain, with insurers reasonably believed to be financially sound and reputable, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts as is customary in the case of corporations engaged in the same or a similar business and similarly situated;

          (c) keep proper books of record and account, in which full and correct entries shall be made of all dealings and transactions of or in relation to the properties and business thereof;

          (d) do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, corporate rights (charter and statutory) and corporate franchises, except as permitted by
     Section 6.1;

          (e) comply, in all material respects, with all applicable laws, rules and regulations (including, without limitation, ERISA, Environmental Laws and Environmental Permits) and obtain all licenses, permits, franchises and other governmental authorizations necessary for the ownership of its properties and the conduct of its business, except where its obligation to so comply being contested in good faith and by appropriate proceedings and adequate resources have been established are being maintained in accordance with GAAP, and except where failure to comply could not reasonably be expected to have a Material Adverse Effect; and

          (f) conduct its business so as not to become subject to any liability under any Environmental Law that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and except where any such liability is being contested in good faith by appropriate proceedings and adequate reserves have been established and are being maintained in accordance with GAAP.

     5.3 The Company will make all payments and otherwise perform, or cause the relevant subsidiary of the Company to pay or otherwise perform, all obligations in respect of all leases of real property to which the Company or any of its subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Holder of any default by any party with respect to such leases (except during any period in which the Holder or any Affiliate thereof is serving as a director or executive officer of the Company) and cooperate with the Holder in all respects to cure any such default, and cause each of its subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and except where its failure to do so is being contested in good faith and by proper proceedings.

     5.4 The Company will perform and observe, and cause each of its subsidiaries to perform and observe, all of the material terms and provisions of the Senior Credit Agreement and of each Material Contract (as that term is defined in the Senior Credit Agreement) to which it is a party to be performed or observed by it, maintain, and cause each of its subsidiaries to maintain, each such Material Contract to which it is a party in full force and effect, and enforce, and cause each of its subsidiaries to enforce, each such Material Contract to which it is a party in accordance with its terms, except where the failure to do so would not be reasonably likely to have a Material Adverse Effect and except where its failure to do so is being contested in good faith and by proper proceedings.

6. Negative Covenants

     6.1 The Company  will not, and will not permit any  subsidiary  thereof to,
(a) merge with or into or consolidate with any other person, permit any other person to merge or consolidate with or into it, or (b) sell all or substantially all of its property to any other person; provided, however, that the foregoing restriction does not apply to the merger or consolidation of the Company with another corporation or transfer of all or substantially all of the property of the Company to any other person if: (i) the corporation that results from such merger or consolidation or to which all or substantially all of the property of the Company is transferred (the "Surviving Corporation") (x) is organized under the laws of, and conducts substantially all of its business and has substantially all of its properties within, the United States of America or any jurisdiction or jurisdictions thereof and (y) has shareholders' equity immediately after such transaction that is equal to or greater than the shareholders' equity of the Company immediately prior to such transaction; (ii) the due and punctual payment of the principal of, and interest on this Note, according to their tenor, and the due and punctual performance and observance of all the covenants in this Note, to be performed or observed by the Company, are expressly assumed pursuant to such assumption agreements and instruments in such forms as shall be approved reasonably by the Holder, or assumed by operation of law, by the Surviving Corporation; and (iii) immediately prior to, and immediately after the consummation of the transaction, and after giving effect thereto, no Default or Event of Default exists or would exist. Notwithstanding the foregoing, a subsidiary of the Company may merge into the Company so long as the Company is the Surviving Corporation, and a subsidiary of the Company, may merge with or into a wholly-owned subsidiary of the Company, so long as such wholly-owned subsidiary is the Surviving Corporation. Notwithstanding anything contained herein to the contrary, the Company may (i) sell all or substantially all of its property to, or enter into a merger transaction with, any other person if such sale or merger follows and is the result of an acceleration of the Company's Debt pursuant to the Senior Credit Agreement or this Note and the transaction has been approved by the Senior Agent and the banks which are parties to the Senior Credit Agreement and the Holder.

     6.2 The Company will not, and will not permit any subsidiary of the Company to, sell, lease as lessor, transfer or otherwise dispose of its property (collectively, "Transfers"), except:

          (A) Transfers of inventory and of unnecessary, obsolete or worn-out assets, in each case in the ordinary course of business of the Company or such subsidiary, including but not limited to any remainder sales of the Company;

          (B) Transfers from a subsidiary of the Company to the Company or a wholly-owned subsidiary of the Company, or from the Company to a wholly-owned subsidiary of the Company provided such subsidiary issues a guaranty of the Company's obligations under this Note consistent with the provisions of Section 5.11;

          (C) any other Transfer at any time of any property to a person for such consideration as determined, in each case by the Board of Directors, in its good faith opinion, to be in the best interest of the Company and to reflect the fair market value of such property if the conditions specified in each of the following clauses (A) and (B) would be satisfied with respect to such Transfer: (A) the sum of: (1) the book value of such property at the time of Transfer; plus (2) the aggregate book value of all other property Transferred (other than in transactions described in clauses (A) and (B) above), after the Issue Date, would not exceed 25% of consolidated total assets of the Company and its subsidiaries (determined in accordance with GAAP) measured as of the last day of the immediately preceding fiscal quarter of the Company; and (B) immediately before and after the consummation of the Transfer, and after giving effect thereto, no Default or Event of Default would exist;

          (D) any other Transfer of property to the extent that the proceeds of such Transfer, net of transaction costs and expenses incurred and actually paid in connection with such Transfer (including sales, transfer or gains taxes), within 365 days after such Transfer are applied by the Company or such subsidiary (A) to fund its working capital and capital expenditure or acquisitions requirements, and/or (B) to pay or prepay a principal amount of Debt of the Company or any subsidiary thereof (other than Junior Subordinated Debt) equal to the amount of such net proceeds; and, in connection with any such payment, the Company shall pay all accrued interest thereon and any premium or make-whole amount required to be paid in connection therewith; then the Company shall, subject to the Intercreditor Agreement, prepay, together with such prepayment of such other Debt, a proportional and ratable principal amount of this Note pursuant to Section 1.6.; and

          (E) any other Transfer permitted to be made by the Company or any of its subsidiaries consistent with the terms of the Senior Credit Agreement as in effect on the Issue Date. 6.3 The Company will not, and will not permit any subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, other than:

               (A) this Note and any guaranties thereof;

               (B) Debt owing by the Company to any wholly-owned subsidiary of the Company and Debt of a subsidiary of the Company owing to the Company or a wholly-owned subsidiary of the Company;

               (C) Debt  existing  or  issued on the  Issue  Date and  listed on
          Schedule 6.3 (including Debt under the Senior Credit Agreement;

               (D) Debt incurred under the Senior Credit Facility from time to time following the Issue Date;

               (E) Debt incurred or created to refinance any of the Debt permitted by clauses (C) and (D) of this Section 6.3, provided that in the case of Debt listed on Schedule 6.3 (other than Debt under the Senior Credit Facility and refinancing thereof), the principal amount does not exceed the principal amount of Debt being refinanced;

               (F) Debt (other than this Note) owing by the Company or a subsidiary thereof to Norton Herrick, Evan Herrick, Michael Herrick and/or Howard Herrick (together, the "Herricks") and/or any of their respective Affiliates;

               (G) Debt incurred by the Company or a subsidiary thereof to finance the payment of the Change in Control Purchase Price of this Note;

               (H) Up to $500,000 of additional Debt on the same terms as this Note; and

               (I) Debt, in addition to the Debt permitted to be incurred by the clauses (A) through (H) of this Section 6.3, in the principal amount at any time outstanding not to exceed $1,000,000;

               (J) Any Guaranties made or issued by the Company of Debt permitted to be incurred by any of its subsidiaries pursuant to clauses (E), (F), (G), (H) and (I) above and clause (k) below and Guaranties made or issued by subsidiaries of the Company of Debt permitted to be incurred by the Company pursuant to clauses (C), (D),
          (E), (F), (G), (H) and (I) above and clause (K) below;

               (K) Any other Debt permitted to be incurred by the Company or any of its subsidiaries consistent with the terms of the Senior Credit Agreement as in effect on the Issue Date.

     6.4 The Company will not, and will not permit any subsidiary thereof to, incur, assume or Guaranty any Debt which is subordinated in right of payment to any other Debt of the Company or any subsidiary thereof, unless such Debt is also subordinated in right of payment to the obligations of the Company in respect of this Note on terms reasonably acceptable to the Holder.

     6.5 The Company will not, and will not permit any subsidiary thereof to, engage in any business if, as a result, the general nature of the business in which the Company and its subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and the Subsidiaries, taken as a whole, are engaged on the Issue Date.

7. Events of Default

     7.1 An "Event of Default" exists at any time if any of the following occurs (whether such occurrence shall be voluntary or come about or be effected by operation of law or otherwise):

          (a) The Company defaults in the payment of the principal of this Note when due (whether at the Maturity Date or any Prepayment Date) or in the payment of the Change in Control Purchase Price when due or defaults in the payment of any accrued interest on this Note when due and such default continues for a period of 30 business days after the date such interest became due;

          (b) The Company or any subsidiary thereof defaults in the performance or observance of any of the covenants contained in Section 5.2(d) or
     Section 6 hereof or defaults in the performance or observance of any of the covenants contained in Section 5.2(e) hereof and such default remains uncured for more than 30 days;

          (c) The Company or any subsidiary thereof defaults in the performance of any covenants contained in this Note, and such default remains uncured, after notice and an opportunity to cure, for more than 60 days;

          (d) Any warranty, representation or other statement by or on behalf of the Company contained in this Note or in any certificate, financial statement, report or notice furnished after the date hereof to Holder pursuant to the terms of this Note, or in any written amendment, supplement, modification or waiver with respect to any such document shall be false or misleading in any material respect when made;

          (e) Either (i) the Company or any subsidiary thereof fails to pay when due and within any applicable period of grace, any principal of, premium, if any, or interest in respect of any Debt for borrowed money of the Company or such subsidiary in the aggregate principal amount of $[2] million; or (ii) any event shall occur or any condition shall exist in respect of such Debt, or under any agreement securing or relating to such Debt, and in either case, as a result thereof: (A) the maturity of such Debt, or a material portion thereof, is accelerated, or (B) any one or more of the holders thereof or a trustee therefor is permitted to require the Company or such subsidiary to repurchase such Debt from the holders thereof, and any such trustee or holder exercises such option; or (C) any such one or more of such holders or such trustee declares an acceleration of the maturity of such Debt;

          (f) a receiver, liquidator, custodian or trustee of the Company or any subsidiary thereof or of all or any substantial part of the property of either is appointed by court order and such order remains in effect for more than 60 days; or an order for relief is entered with respect to the Company or any such subsidiary, or the Company or any subsidiary thereof is adjudicated a bankrupt or insolvent; or all or any substantial part of the property of the Company or any subsidiary thereof is sequestered by court order and such order remains in effect for more than 60 days; or an involuntary case or proceeding is commenced against the Company or any subsidiary thereof under the Federal Bankruptcy Code or any other bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within 60 days after such filing;

          (g) The Company or any subsidiary thereof: (i) commences a voluntary case or proceeding or seeks relief under any provision of the Federal Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or (ii) makes an assignment for the benefit of creditors, or admits in writing its inability or fails, to pay its debts generally as they become due, or consents to the appointment of a receiver, liquidator or trustee of the Company or a subsidiary thereof or of all or a substantial part of its property; or

          (h) A final, non-appealable judgment or final, non-appealable judgments for the payment of money aggregating in excess of $2.0 million (in excess of any insurance relating to such judgments or judgments or any claim or claims underlying such judgment or judgments and the relevant insurer or insurers shall not have denied liability under such insurance or rejected any claims made with respect thereto) is or are outstanding against one or more of the Company and its subsidiaries and any one of such judgments shall have been outstanding for more than 60 days from the date of its entry and shall not have been discharged in full or stayed; or

          (i) The Note shall cease to be in full force and effect or shall be declared by a court of competent jurisdiction to be void, voidable or unenforceable, or the validity or enforceability of the Note shall be contested by the Company or any Affiliate, or the Company or any Affiliate shall deny that the Company has any further liability or obligation under the Note.

7.2 Default Remedies

     (a) Subject to the Intercreditor Agreement, if any Event of Default specified in Section 7.1(f) or (g) shall exist, the principal amount of this Note at the time outstanding, together with interest accrued and unpaid thereon, shall automatically immediately become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

     (b) Subject to the Intercreditor Agreement, if any Event of Default, other than those specified in Section 7.1(a), shall exist, the Holder may exercise any right, power or Remedy permitted to such Holder by law, and shall have in particular, without limiting the generality of the foregoing, the right to declare the entire principal of, and all interest accrued and unpaid on, this Note then outstanding to be, and this Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to the Holder such principal and interest.

     (c) Subject to the Intercreditor Agreement, during the continuance of an Event of Default described in Section 7.1(a) and irrespective of whether the Note shall have become due and payable pursuant to Section 7.2(b), the Holder may, at the Holder's option, by notice in writing to the Company, declare the principal amount of this Note at the time outstanding, and accrued and unpaid interest thereon, to be, and the same shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to the Holder such principal and interest.

     (d) During the continuance of an Event or Default and irrespective of whether this Note shall become due and payable pursuant to Section 7.2(a), (b) or (c) and irrespective of whether the Holder shall otherwise have pursued or be pursuing any other rights or Remedies, subject to Subject to the Intercreditor Agreement, the Holder may proceed to protect and enforce its rights under this Note by exercising such Remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any agreement contained herein or in aid of the exercise of any power granted herein.

     (e) No course of dealing on the part of the Holder nor any delay or failure on the part of the Holder to exercise any right shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers and Remedies. All rights and Remedies of the Holder hereunder and under applicable law are cumulative to, and not exclusive of, any other rights or Remedies the Holder would otherwise have.

     (f) The rights of the Holder to receive payments in respect of this Note, and to exercise any Remedies, solely as between the Holder and the holders of the Debt under the Senior Credit Agreement, shall be subject in all respects to the provisions of the Senior Credit Agreement and the Intercreditor Agreement; provided, however, that all such rights shall remain unconditional and absolute as between the Holder and the Company.

     7.3 If a declaration is made pursuant to Section 7.2(b) arising solely out of an Event of Default described in Section 7.1(e) regarding the Debt under the Senior Credit Facility, then and in every such case, if the holders of the such Debt waive such default in respect of such Debt or such default is cured, and the holders of such Debt rescind or annul any and all accelerations of the maturity of all or any portion of such Debt and any required or demanded repurchase of all or any portion thereof, then, upon written notice to the Holder of such events with respect to such Debt, any declaration made pursuant to Section 7.2(b) and the consequences thereof, shall automatically and without any further action on the part of the Holder, be annulled and rescinded; provided, however, that at the time such declaration is deemed annulled and rescinded: (i) no judgment or decree shall have been entered for the payment of any moneys due on or pursuant to this Note; and (ii) no other Default or Event of Default shall be continuing; provided further that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

8. Interpretation of this Note

     8.1 As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Affiliate" means and includes with respect to any person, at any time, each other person (other than, with respect to the Company, a subsidiary of the Company): (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such person; (b) that beneficially owns or holds five percent or more of any class of the Voting Stock of such person; (c) five percent or more of the Voting Stock (or if such other person is not a corporation, five percent or more of the equity interest) of which is beneficially owned or held by such person; or (d) that is an officer or director of or holds a position of comparable authority with such person; at such time; provided, however, that no person holding this Note shall be deemed to be an "Affiliate" of the Company solely by virtue of the ownership of such securities. As used in this definition: "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

     "Applicable Interest Law" means any present or future law (including, without limitation, the laws of the State of New York and the United States of America) which has application to the interest and other charges pursuant to this Note.

     "Board of Directors" means, at any time, the board of directors of the Company or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

     "Capital Lease" means, at any time, a lease of any property with respect to which the lessee is required to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Change in Control" means, at any time, an occurrence or event or failure of an event to occur, as a result of which a person or group of related persons (other than the Herricks, an Affiliate of any of the Herricks, or any trust for the benefit of any of the Herricks) acquires more than 50% of the Voting Stock of the Company.

     "Credit Facility" means and includes a credit agreement or similar agreement pursuant to which the lender or lenders commit(s) to permit the Company, subject to the conditions therein, to obtain from time to time thereunder term or revolving loans and/or letters of credit and periodically repay the same.

     "Debt" with respect to any person, means, without duplication, the liabilities of such person with respect to: (a) borrowed money; (b) the deferred purchase price of property acquired by such person (excluding accounts payable and accrued expenses arising in the ordinary course of business, but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) borrowed money secured by any Lien existing on property owned by such person (whether or not such liabilities have been assumed); (d) Capital Leases of such person; (e) letters of credit, bankers acceptances or similar instruments serving a similar function issued or accepted by banks and other financial institutions for the account of such person (whether or not representing obligations for borrowed money), other than undrawn trade letters of credit in the ordinary course of business; (f) Swaps of such person; and (g) any Guaranty of such person of any obligation or liability of another person of obligations of the type listed in clause (a) through clause (f) of this definition of Debt; provided that, with respect to the Company, Debt shall not include any unfunded obligations which may now or hereafter exist with respect to Company's Plans. As used in this definition, "Swaps" means, with respect to any person, obligations with respect to interest rate swaps and currency swaps and similar obligations obligating such person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such person, then in each such case, the amount of such obligations shall be the net amount thereof. The aggregate net obligation of Swaps at any time shall be the aggregate amount of the obligations of such person under all Swaps assuming all such Swaps had been terminated by such person as of the end of the then most recently ended fiscal quarter of such person. If such net aggregate obligation shall be an amount owing to such person, then the amount shall be deemed to be zero. Unless the context otherwise requires, "Debt" means Debt of the Company or of a subsidiary of the Company.

     "Default" means any event which, with the giving of notice or the passage of time, or both, would become an Event of Default.

     "Environmental Law" means any law, statute or regulation enacted by any governmental authority in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing or transporting of Hazardous Materials and any applicable orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

     "Environmental Permit" means any permit, approval, identification number or other authorization required by any Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the IRC.

     "GAAP" means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States.

     "Guaranty" means with respect to any person (for the purposes of this definition, the "Guarantor") any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by the Guarantor: (a) to purchase such indebtedness or obligation or any property constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such indebtedness, dividend or obligation; or (ii) to maintain working capital or other balance sheet condition or any income statement condition of the Primary Obligor or otherwise to advance or make available funds for the purchase or payment of such indebtedness, dividend or obligation; (c) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the Primary Obligor to make payment of the indebtedness or obligation; or (d) otherwise to assure the owner of the indebtedness or obligation of the Primary Obligor against loss in respect thereof.

     "Hazardous Material" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, "TLCP toxicity" or "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos or urea formaldehyde in any form; and (e) dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

     "Intercreditor Agreement" means the Intercreditor Agreement dated April __, 2001 by and among Holder, Company and Senior Lender Agent (as defined therein).

     "IRC" means the Internal Revenue Code of 1986, together with all rules and regulations promulgated pursuant thereto, as amended from time to time.

     "Issue Date" means the tenth (10th) day following the Company's issuance of a press release and written notice to its shareholders of the transactions contemplated hereby in accordance with the Rules of the Nasdaq Stock Market.

     "Junior Subordinated Debt" means any Debt of the Company or any subsidiary which is (a) issued on or after the Issue Date of this Note and which is expressly subordinated in right of payment to any Debt of the Company, or (b) owing to any subsidiary or affiliate of the Company.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, a person other than the owner of such property (for purposes of this definition, the "Owner"), whether such interest is based on the common law, statute or contract, and includes but is not limited to: (a) the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction, or an agreement to give any of the foregoing; (b) reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting real property; and (c) any interest in any property held by the owner evidenced by a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to such property has been retained by or vested in some other person for security purposes. The term "Lien" does not include negative pledge clauses in loan agreements and equal and ratable security clauses in loan agreements.

     "Material Adverse Effect" means, with respect to any event or circumstance (either individually or in the aggregate with all other events and circumstances), an effect caused thereby or resulting therefrom that would be materially adverse as to, or in respect of: (a) the business, operations, profits, financial condition or properties of the Company and its subsidiaries, taken as a whole; (b) the ability of the Company to perform its obligations under this Note; or (c) the validity or enforceability of this Note.

     "Note" means this $2,500,000 9% Convertible Senior Note due September 30, 2002 issued by the Company, as the same may be amended, modified, supplemented, refunded, refinanced or extended from time to time.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Remedies" means and includes, with respect to any Debt (including, without limitation, the Senior Debt and the Subordinated Debt):

          (a) the acceleration of the maturity of any of such Debt;

          (b) the exercise of any put right or other similar right to require the Company or any subsidiary to repurchase any of such Debt prior to the stated maturity thereof;

          (c) the collection or commencement of proceedings against the Company, any subsidiary thereof or any other person obligated on such Debt or any of their respective property, to enforce or collect any of such Debt;

          (d) taking possession of or foreclosing upon (whether by judicial proceedings or otherwise) any Liens or other collateral security for such Debt; or causing a marshaling of any property of the Company or any subsidiary;

          (e) the making of a demand in respect of any Guaranty given by the Company or any subsidiary of the Company of such Debt;

          (f) commencing or joining in or causing the Company to commence or join in or assist the Company in commencing, any proceeding of the nature referred to in Section 7.1(f) or 7.1(g); or

          (g) exercising any other remedies with respect to such Debt or any claim with respect thereto.

     "Senior Agent" means, for so long as the Senior Credit Agreement remains outstanding, the administrative agent in respect of the Senior Credit Agreement, and thereafter, any one agent or lender in respect of the Senior Credit Facility, or a representative of either, designated in writing to the Holder by the Company as being the "Senior Agent".

     "Senior Credit Agreement" means the Amended and Restated Credit Agreement dated as of the date hereof among the Company, as administrative agent (together with its successors in such capacity) and the banks, financial institutions and other institutional lenders from time to time named therein, as it may be amended, supplemented, extended, renewed, refinanced, restated or replaced in whole or in part.

     "Senior Credit Facility" means and includes:

          (i) the Senior Credit Agreement; and

          (ii) any Credit Facility (whether or not secured), which Credit Facility has refinanced in whole or in part the Debt governed by the terms of a Senior Credit Facility which the Company has designated in writing to the Holder as being the "Senior Credit Facility;" provided, however, that, by making such designation, the predecessor Senior Credit Facility shall cease to be the Senior Credit Facility (but any Debt outstanding or incurred thereunder shall continue to be Senior Debt for so long as such Debt meets the definition thereof).

     "Senior Debt" means and includes all obligations, liabilities and indebtedness of the Company now or hereafter existing, whether fixed or contingent, and whether for principal or interest (including interest (at the rate specified in the applicable Senior Credit Facility) accruing after the filing of a petition under the Bankruptcy Code, whether or not allowed), fees, expenses, indemnification or otherwise (including letter of credit reimbursement obligations whether or not any draw has occurred), in respect of:

          (i) the Senior Credit Facility;

          (ii) this Note;

          (iii) up to $500,000 of additional Debt on the same terms as this Note to be issued by the Company to Huntingdon Corporation; and

          (iv) any other Debt of the Company owing to the Senior Agent or any lender under the Senior Credit Facility (whether or not such lender continues to be a lender thereunder) with respect to any obligations under Bank Hedge Agreements (as defined in the Senior Credit Agreement) related to the Senior Credit Agreement that are or may become owed by the Company directly or indirectly, other than Debt incurred pursuant to a Senior Credit Facility.

     Notwithstanding the foregoing, in no event shall "Senior Debt" include any Junior Subordinated Debt.

     "Voting Stock" means with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time any stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and, in the case of the Company, shall include the Common Stock. Except as otherwise provided, references herein to "Voting Stock" shall mean Voting Stock of the Company.

     8.2 (a) Unless otherwise provided herein, all financial statements delivered in connection herewith will be prepared in accordance with GAAP. Where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with GAAP; provided, however, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term were defined with reference solely to GAAP, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein.

     (b) Whenever accounting amounts of a group of persons are to be determined "on a consolidated basis" it shall mean that, as to balance sheet amounts to be determined as of a specific time, the amount that would appear on a consolidated balance sheet of such persons prepared as of such time, and as to income statement amounts to be determined for a specific period, the amount that would appear on a consolidated income statement of such persons prepared in respect of such period, in each case with all transactions among such persons eliminated, and prepared in accordance with GAAP except as otherwise required hereby.

     8.3 Where any provision herein refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, including actions taken by or on behalf of any partnership in which such person is a general partner.

     8.4 (a) The titles of the Sections of this Note appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Note as a whole and not to any particular Section or other subdivision. References to Annexes and Sections are, unless otherwise specified, references to Sections of this Note. References to Annexes and Schedules are, unless otherwise specified, references to Schedules attached to this Note.

     (b) Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

     8.5 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER
JURISDICTION. IN ADDITION, THE PARTIES HERETO SELECT, TO THE EXTENT THEY MAY LAWFULLY DO SO, THE INTERNAL LAWS OF THE STATE OF FLORIDA AS THE APPLICABLE INTEREST LAW.

9. Miscellaneous

     9.1 All communications under this Note shall be in writing and shall be delivered either by nationwide overnight courier or by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission). Communications to the Company shall be addressed as set forth on Annex 1, or at such other address of which the Company shall have notified the Holder. Communications to the Holder shall be addressed as set forth on Annex 1, or at such other address of which such Holder shall have notified the Company (and the Company shall record such address in the register for the registration and transfer of this Note). Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective. Notwithstanding the foregoing provisions of this Section 9.1, service of process in any suit, action or proceeding arising out of or relating to this Note or any transaction contemplated hereby, or any action or proceeding to execute or otherwise enforce any judgment in respect of any breach hereunder or under any document hereby, shall be delivered in the manner provided in Section 9.6(c).

     9.2 All warranties, representations, statements of fact, certifications and covenants contained in this Note or in any certificate, financial statement, report or notice delivered or provided hereunder shall be considered to have been relied upon by the other party hereto and shall survive the delivery to such party regardless of any investigation made by or on behalf of any party hereto. All statements in any certificate, delivered pursuant to the terms hereof shall constitute warranties and representations hereunder. All obligations hereunder (other than payment of this Note, but including, without limitation, reimbursement obligations in respect of costs, expenses and fees) shall survive the payment of this Note and the termination hereof. Subject to the preceding, this Note embodies the entire agreement and understanding between the Company and the Holder, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

     9.3 The provisions hereof are intended to be for the benefit of the Holder, from time to time, of this Note, and shall be enforceable by any such Holder whether or not an express assignment to such Holder of rights hereunder shall have been made by the payee or his successors or assigns. In the event that the payee named herein transfers or assigns less than all of this Note, the term "Holder" as used herein shall be deemed to refer to the assignor and assignee or assignees hereof, collectively, and any action permitted to be taken by the Holder hereunder shall be taken only upon the consent or approval of persons comprising the Holder that own that percentage interest in the principal amount of this Note as shall be designated by the payee named herein at the time of such assignment. Anything contained in this Section 9.3 notwithstanding, the Company may not assign any of its respective rights, duties or obligations hereunder other without the prior written consent of the Holder. For purposes of the avoidance of doubt, the Holder of this Note shall be permitted to pledge or otherwise grant a lien in and to this Note; provided, however, that any such pledgee or holder of a Lien shall not be considered a Holder hereunder until it shall have foreclosed upon this Note in accordance with applicable law and informed the Company, in writing, of the same.

     9.4 (a) This Note may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company and the Holder, provided, how-ever, that without the written consent of the holders of Debt under the Senior Credit Facility, no amendment, supplement or modification of the provisions of Section 3, or any defined term to the extent used therein, shall be effective as to any holder of Debt under the Senior Credit Facility who has not consented to such amendment, supplement or modification.

         Any amendment or waiver consented to as provided in this Section 9.4 shall be binding upon the then current Holder and upon each future holder of this Note and upon the Company whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.

     9.5 (a) The Company shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Holder in connection with the considera-tion, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect to this Note (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed).

     (b) At any time when the Company and the Holder are conducting restructuring or workout negotiations in respect hereof, or a Default or Event of Default exists, the Company shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees and the fees of professional advisors) incurred by the Holder in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the Holder.

     (c) If the Company shall fail to pay when due any principal of, or interest on, this Note, the Company shall pay to the Holder, to the extent permitted by law, such amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by the Holder in collecting any sums due on this Note.

     9.6 (a) THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY.

     (b) ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS NOTE MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK COUNTY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK COUNTY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS NOTE, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR

TRANSACTION   CONTEMPLATED   HEREBY  BROUGHT  IN  ANY  SUCH  COURT,  AND  HEREBY
IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. EXPRESS, REGISTERED OR CERTIFIED MAIL OR BY NATIONWIDE OVERNIGHT COMMERCIAL COURIER OR DELIVERY SERVICE AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

     (d) NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF THIS NOTE TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

     IN WITNESS WHEREOF,  the Company has caused this Promissory Note to be duly
executed   and   delivered   by  one  of  its  duly   authorized   officers   or
representatives.


                              MEDIABAY, INC.

                              By:
                                 -----------------------------------------------
                                       Name: John Levy
                                       Title: Executive Vice President and Chief
                                                Financial Officer

                                     Annex I

1.   Holder's Payment Instructions
              Citibank
              153 E. 53rd Street
              New York, NY 10043
              ABA # 021000089
              Credit: Norton Herrick
              Account #  37101489

2.   Addresses for Notices
     (a)  If to the Company, to:
              MediaBay, Inc.
              2 Ridgedale Avenue - Suite 300
              Cedar Knolls, NJ 07927
              Attention: Chief Financial Officer
              Telephone No.: 973-539-9528
              Facsimile No.: 973-539-1273

              with a copy to:

              Blank Rome Tenzer Greenblatt LLP
              405 Lexington Avenue
              New York, New York 10174
              Attention: Robert J. Mittman, Esq.
              Telephone No.: (212) 885-5555
              Facsimile No.: (212) 885-5001

     (b)      If to the payee, to:
              Mr. Norton Herrick
              2 Ridgedale Avenue- Suite 300
              Cedar Knolls, NJ 07927
              Telephone No.: 973-539-9528
              Facsimile No.: 973-539-1237

                          [FORM OF ELECTION TO CONVERT]

     The undersigned hereby irrevocably elects to exercise its right, pursuant to the Convertible Senior Promissory Note due September 30, 2002 (the "Note") of MediaBay, Inc. (the "Company") in the outstanding principal amount of $_________, which Note is tendered herewith, to convert $__________ of the amount outstanding under the Note to __________________ shares of the common stock of the Company (the "Shares"), all in accordance with the terms of the Note. The undersigned requests that a Certificate for such Shares be registered in the name of ______________, whose address is ____________, and that such Certificate be delivered to ________________, whose address is _________________, [and that a replacement Note in the principal amount of $___________, representing the balance of the principal amount outstanding thereunder after giving effect to this conversion, be issued in the amount of $_________ and delivered to ___________, whose address is ____________].

Dated:                        Signature: _______________________________________

                              (Signature must conform in all respects to name of holder as specified on the face of the Note.)

                              ____________________________________________

                              ____________________________________________
                                     (Insert Social Security or Other
                                     Identifying Number of Holder)

                                  Schedule 6.3

1.   Debt incurred under the $1,984,250  principal amount of Convertible  Senior
     Subordinated  Promissory  Note due  December  31,  2004  issued  to  Norton
     Herrick.

2. Debt incurred under the $3,000,000 principal amount of Convertible Senior Subordinated Promissory Note due December 31, 2004 issued to Evan Herrick.

3.   Debt incurred under the $4,200,000  principal amount of Convertible  Senior
     Subordinated   Promissory  Notes  due  December  31,  2004  issued  to  ABC
     Investment, L.L.C.

4. Debt incurred under the $800,000 Convertible Senior Subordinated Promissory Note Due December 31, 2002 issued to Huntingdon Corporation.